                                                                   EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY

                   FOR TENDER OF 8 1/8% SENIOR NOTES DUE 2013
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                       OF


                        PHILLIPS-VAN HEUSEN CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Phillips-Van Heusen Corporation, a Delaware corporation
(the "Company"), made pursuant to the Prospectus, dated      , 2003 (the
"Prospectus"), if certificates for the outstanding 81/8% Senior Notes due 2013 of the Company (the "Outstanding Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below) of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to SunTrust Bank (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
YORK CITY TIME, ON      , 2003 UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION
DATE").


                            THE EXCHANGE AGENT IS:
                                 SUNTRUST BANK

       By Registered or Certified Mail or By Hand or Overnight Delivery:
       -----------------------------------------------------------------

                                 SunTrust Bank
                           25 Park Place, 24th Floor
                             Atlanta, Georgia 30303
                            Attention: Jack Ellerin


                 By Facsimile (for Eligible Institution Only):
                 ---------------------------------------------

                                (404) 588-7335
                            Attention: Jack Ellerin


                             Confirm by Telephone:
                             ---------------------

                                (404) 588-7296


     DELIVERY OF THIS FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedures described in the "Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Outstanding Notes Tendered:*

$
 -------------------------------------------------------------------------------

* Must be in denominations of principal amount of $1,000, and any integral multiple thereof.

Certificate Nos. (if available):


--------------------------------------------------------------------------------

Total Principal Amount Represented by Certificate(s):

$
 -------------------------------------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


--------------------------------------------------------------------------------


                               PLEASE SIGN HERE

X -------------------------------------   -----------------------------------


X -------------------------------------   -----------------------------------
     Signature(s) of Holder(s)                          Date
     or Authorized Signatory

Name(s) of Registered Holder(s):
                                ------------------------------------------------

Address:
        ------------------------------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------

     This form must be signed by the Holder(s) of Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Outstanding Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                     Please print name(s) and address(es)


Name(s):
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------

Address(es):
             -------------------------------------------------------------------


--------------------------------------------------------------------------------

Account Number:
               -----------------------------------------------------------------


                                   GUARANTEE
                   (Not to be used for signature guarantee)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program, hereby guarantees to deliver to the Exchange Agent at the address set forth above, either the Outstanding Notes tendered hereby in proper from for transfer, or confirmation of the book-entry transfer of such Outstanding Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or agent's message in lieu thereof) and any other required documents within three New York Stock Exchange trading days after the Expiration Date.


Name of Firm:
             -------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

Area Code and Telephone Number:
                               -------------------------------------------------

Authorized Signature:
                      ----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                             (please print or type)

Title:
       -------------------------------------------------------------------------

Date:
      --------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES OF OUTSTANDING NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.